Structured Asset Trust Unit Repackagings (SATURNS)
DaimlerChrysler North America Holding Corp. Debenture Backed
Series 2003-12
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
20-Jul-09
20-Jul-09
20-Jan-09
19-Jan-10
15-Jul-09
Administrator:
Thais Hayum 312.904.8944
thais.hayum@lasallegts.com
Statement Date:
540 W. Madison Street, Suite 1800
Chicago, IL 60661
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Other Related Information
Other Related Information
Rating Information
Realized Loss Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SAT00312
SAT00312_200907_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
20-Aug-03
20-Jan-04
18-Jan-31
Parties to The Transaction
Depositor: MS Structured Asset Corp
Underwriter: Morgan Stanley Capital Services, Inc
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's, Inc.
800.246.5761
LaSalle Global Trust Services Factor Line
LaSalle Global Trust Services Web Site
www.etrustee.net

16-Jul-2009 - 12:36 (P542-P544) (c) 2009 Bank Of America Corporation

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
50.736000%
20-Jul-09
20-Jul-09
20-Jan-09
19-Jan-10
15-Jul-09
Structured Asset Trust Unit Repackagings (SATURNS)
DaimlerChrysler North America Holding Corp. Debenture Backed
Series 2003-12
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
516
Grantor Trust
Statement Date:
1000.000000000
0.000000000
0.000000000
1000.000000000
35.000000000
Fixed
0.00
0.00
0.000000000
7.0000000000%
0.000000000
804110203
A UNIT
25,000,000.00
0.00
0.00
25,000,000.00
875,000.00
25,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
7.280000000
Fixed
0.00
0.00
0.000000000
1.4560000000%
0.000000000
N
804110AA2
B UNIT
25,000,000.00
0.00
0.00
25,000,000.00
182,000.00
25,000,000.00
Total P&I Payment
0.00
0.00
25,000,000.00
25,000,000.00
1,057,000.00
Total
25,000,000.00
0.00
0.00
1,057,000.00
16-Jul-2009 - 12:36 (P542-P544) (c) 2009 Bank Of America Corporation

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
20-Jul-09
20-Jul-09
20-Jan-09
19-Jan-10
15-Jul-09
DaimlerChrysler North America Holding Corp. Debenture Backed
Series 2003-12
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,057,000.00
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,057,000.00
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,057,000.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1,057,000.00
1,057,000.00
25,000,000.00
2
0.00
0.00
0
0.00
0.00
0
0.00
0
25,000,000.00
2
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1,057,000.00
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

16-Jul-2009 - 12:36 (P542-P544) (c) 2009 Bank Of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
20-Jul-09
20-Jul-09
20-Jan-09
19-Jan-10
15-Jul-09
DaimlerChrysler North America Holding Corp. Debenture Backed
Series 2003-12
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
1.00
1.00
0.00
0.00
0.00
0.00
0.00
A UNIT
875,000.00
875,000.00
875,000.00
0.00
NA
NA
7.0000000000%
0.00
0.00
0.00
30/360
180
0.00
0.00
0.00
0.00
0.00
B UNIT
182,000.00
182,000.00
182,000.00
0.00
NA
NA
1.4560000000%
0.00
0.00
0.00
30/360
180
0.00
0.00
0.00
0.00
0.00
1,057,000.00
1,057,000.00
1,057,000.00
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
16-Jul-2009 - 12:36 (P542-P544) (c) 2009 Bank Of America Corporation

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
20-Jul-09
20-Jul-09
20-Jan-09
19-Jan-10
15-Jul-09
DaimlerChrysler North America Holding Corp. Debenture Backed
Series 2003-12
Other Related Information
Statement Date:
Swap Receipents
Swap Amount Received
Next Swap Rate
None
0.00
0.00%
Swap Information

16-Jul-2009 - 12:36 (P542-P544) (c) 2009 Bank Of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
20-Jul-09
20-Jul-09
20-Jan-09
19-Jan-10
15-Jul-09
DaimlerChrysler North America Holding Corp. Debenture Backed
Series 2003-12
Other Related Information
Statement Date:
The underlying security issuer or guarantor, as applicable, is subject to the informational requirements of the Exchange Act. The underlying security issuer or guarantor, as applicable, currently files reports, proxy statements and other information with the SEC.
Those periodic reports, current reports and other reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a website on the internet at http://www.sec.gov at which users can view and download copies of reports, proxy, information statements and other information filed electronically. In addition, those reports and other information may also be obtained from the underlying security issuer by making a request to the underlying security issuer.

16-Jul-2009 - 12:36 (P542-P544) (c) 2009 Bank Of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
20-Jul-09
20-Jul-09
20-Jan-09
19-Jan-10
15-Jul-09
DaimlerChrysler North America Holding Corp. Debenture Backed
Series 2003-12
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A UNIT
804110203
NR
A3
BBB+
A-
4/15/08
B UNIT
804110AA2
NR
A3
BBB+
A-
4/15/08

16-Jul-2009 - 12:36 (P542-P544) (c) 2009 Bank Of America Corporation
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
20-Jul-09
20-Jul-09
20-Jan-09
19-Jan-10
15-Jul-09
DaimlerChrysler North America Holding Corp. Debenture Backed
Series 2003-12
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Statement Date:
Realized Loss
Current Total
Cumulative
16-Jul-2009 - 12:36 (P542-P544) (c) 2009 Bank Of America Corporation

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..